UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2007

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ACTIVEWORLDS CORP.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor, New York, NY 10005

(212) 509-1700

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On August 16, 2007, Activeworlds Corp. reduced the exercise prices of warrants held by Baytree Capital Associates, LLC, the issuer’s principal shareholder, to $.25 per share, which is the same price of outstanding options that are being exercised or cancelled. Baytree held 300,000 warrants which were exercisable at $1.1875 and 750,000 warrants which were exercisable at $2.00 per share. It then exercised the 1,050,000 warrants at $.25 per share and another 300,000 warrants previously exercisable at $.06 per share on a cashless basis as permitted by the warrants and received a total of 857,894 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVEWORLDS CORP.

By:	/s/ Paul Goodmann
President

Date: August 22, 2007

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